UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2015

CROSS BORDER RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52738 (Commission File Number)	98-0555508 (I.R.S. Employer Identification Number)
2515 McKinney Avenue, Suite 900, Dallas, Texas (Address of principal executive offices)		75201 (Zip Code)
(210) 226-6700 (Registrant’s telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Cross Border Resources, Inc. (“Cross Border”) previously filed a Current Report on Form 8-K dated March 11, 2015 (the “Current Report”) with the Securities and Exchange Commission on April 28, 2015 to report the sale by Cross Border of certain assets. The purpose of this amendment to the Current Report is to include the pro forma financial information required under Item 9.01. Except for the foregoing, this Form 8-K/A No. 1 effects no other changes to the Current Report.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma consolidated financial statements of Cross Border are included as Exhibit 99.1 to this Current Report:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2015
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income for the Three Months Ended March 31, 2015.
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income for the Fiscal Year Ended December 31, 2014.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Pro forma financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 14, 2015	RED MOUNTAIN RESOURCES, INC.

	By:	/s/ Alan W. Barksdale
Alan W. Barksdale Chairman of the Board